[REDACTED]

                                     between

                              ENOVA SYSTEMS, INC.,
                            a California corporation

                                       and

                                   [REDACTED]

                            Dated as of June 14, 2001

                          VALUE PARTICIPATION AGREEMENT

         THIS [REDACTED] AGREEMENT (this "Agreement") is dated as of June 14, 2001, by and between ENOVA SYSTEMS, INC., a California corporation (the "Company"), and [REDACTED].

                              Statement of Purpose

         The Company [REDACTED] wish to enter into a [REDACTED] arrangement pursuant to which [REDACTED] would purchase or would direct its [REDACTED] to purchase from the Company, and the Company would manufacture and supply,[REDACTED]; and

         As consideration for [REDACTED] entering into such arrangement with the Company, the Company proposes [REDACTED]

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, that in no event shall [REDACTED]. Without limiting the foregoing, a Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors or other managers of such other Person or (b) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Aggregate  Number"  [REDACTED]

         "Agreement" means this [REDACTED] Agreement, as amended or supplemented from time to time.

         [REDACTED] has the meaning assigned thereto in Section 4.10(a)(ii).

         "Articles of Incorporation" means the Articles of Incorporation of the Company, as amended or supplemented from time to time in accordance with this Agreement.

         "Business Day" means any day other than a Saturday, Sunday or other day on which [REDACTED] are authorized or required by law or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital shares, partnership interests, membership interests or other equivalent equity interests and any rights (other than debt securities convertible into or exchangeable for capital shares), [REDACTED] or other equity interests.

         [REDACTED].

         "Change of Control" means (a) a sale of all or substantially all of the assets of the Company; or (b) any merger, consolidation, share exchange, recapitalization or sale or transfer of capital shares of the Company (other than a bona fide arms length financial transaction the principal purpose of which is to raise capital for the Company), in each case in which any person or group acquires beneficial ownership of more than 50.1% of either (i) the then outstanding Common Stock (determined on a fully diluted and as converted basis) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

         "Closing" has the meaning assigned thereto in Article VI.

         "Closing Date" has the meaning assigned thereto in Article VI.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto, and the regulations thereunder.

         "Commission" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

         [REDACTED]

         "Contractual Obligation" means, as to any Person, any provision of any securities issued by such Person or of any indenture or credit agreement or any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or to which it may be subject.

         "Convertible Securities" means evidences of indebtedness, Capital Stock or other securities which are directly or indirectly convertible or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock or Preferred Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

         [REDACTED]

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Company or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees of the Company or any current or former ERISA Affiliate.

         "Environmental Laws" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.ss. 9601 et. seq.), the Hazardous Material Transportation Act (49 U.S.C.ss. 331 et. seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901 et. seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et. seq.), the Clean Air Act (42 U.S.C.ss. 7401 et. seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et. seq.), the Safe Drinking Water Act (42 U.S.C.ss. 300, et. seq.), the Environmental Protection Agency's regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the rules and regulations promulgated under each of these statutes, each as amended or supplemented.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto, and the regulations thereunder.

         "ERISA Affiliate" means any Person who together with the Company is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]

         "GAAP" means generally accepted United States accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other governmental approval, (e) which are deemed to pose a health or safety hazard to persons or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         [REDACTED]

         "Indemnified Party" has the meaning assigned thereto in Section 12.1

         "Incremental  Equity  Financing"  has the meaning  assigned  thereto in
Section 4.10(a)(ii).

         "Intellectual Property" means all patents, patent rights, patent applications, licenses, inventions, trade secrets, know-how, proprietary techniques (including process and substances), trademarks, service marks, trade names, copyrights and other intangible proprietary rights.

         "Liabilities" has the meaning assigned thereto in Section 12.1.

         "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether by law or by equity.

         "Market Value Per Share" means if shares of Common Stock are then listed or admitted for trading on any national securities exchange or traded on any national market system or the NASDAQ Bulletin Board or Small Cap Markets, the average of the daily closing prices for the ten (10) trading days before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted for trading or traded. [REDACTED].

         "Material Adverse Effect" means a material adverse effect upon (a) the business, assets or condition (financial or otherwise) of the Company, taken as a whole including without limitation the inability of the Company to produce or supply Units, (b) the ability of the Company [REDACTED].

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate is making, or is accruing an obligation to make, or has made or accrued an obligation to make, contributions within the preceding six years.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and
which (a) is maintained for employees of the Company or any ERISA  Affiliates or
(b) has at any time within the preceding six years been maintained for the employees of the Company or any of its current or former ERISA Affiliates.

         [REDACTED]

         "Person" means any individual, firm, corporation, partnership, trust, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "Principal Office" means the Company's principal office as set forth in
Section 13.2 hereof or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Holders.

         "Public Offering" means any offering to the public of any securities of the Company registered under the Securities Act.

         "Register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         [REDACTED]

         "Requirements of Law" means, with respect to a Person, the certificate or articles of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, instrument, policy, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Authority, in each case applicable to or binding upon such Person or any of its securities or property or to which such Person or any of its securities or property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

         "Regulatory Requirement" has the meaning assigned thereto in Section 4.9(c).

         "Revenue Levels" has the meaning assigned thereto in Section 4.2.

         "Revenue Report" has the meaning assigned thereto in Section 3.4.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

         "Stock Combination" has the meaning assigned thereto in Section 4.10(a)(ii)(C).

         "Stock   Dividend"  has  the  meaning   assigned   thereto  in  Section
4.10(a)(ii)(A).

         "Stock Subdivision" has the meaning assigned thereto in Section 4.10(a)(ii)(B).

         [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]


                                   ARTICLE II

                            OBLIGATIONS OF [REDACTED]

         2.1. [REDACTED]

                  (b) In addition, during the term of this Agreement and provided that Company remains competitive in price, technology, quality and delivery, [REDACTED]

         2.2. [REDACTED]

         2.3  [REDACTED]

         2.4. [REDACTED]

                  (a) Permit the Company to make public announcements, in form and substance satisfactory to [REDACTED] in its discretion and subject to
Section 3.6 hereof, through the issuance of one or more press releases (in addition to a release at the time of execution of this Agreement) that disclose [REDACTED]

                  (b) [REDACTED]

                  (c) Hold annual review meetings with the Company where the status of the [REDACTED]

                  (d) [REDACTED]


                                   ARTICLE III

                           OBLIGATIONS OF THE COMPANY

         3.1. Company Undertakings. In consideration of the rights granted to the Company by [REDACTED] hereunder, the Company agrees to provide during the term of this Agreement [REDACTED] that are technologically equal to or better than any product of comparable offering, technology and functionality that can be substituted for the Unit.

         3.2. Pricing. [REDACTED] be competitive with any products offered by other suppliers offering similar features and specifications. In the event at any time during the term of this Agreement the Company [REDACTED].

         3.3. Quality Assurance. The Company will, at all times during the term of this Agreement, [REDACTED] The Company will maintain and work to improve the quality standards for energy management and power control systems. [REDACTED] will give rise to the termination rights set forth in Section 11.2 hereof, provided hereof, that termination does not negate, vitiate or otherwise affect the Company's obligations with respect to Units previously delivered, including without limitation all warranty obligations.

         3.4. Revenue Reports. The Company will maintain complete and accurate records of the number of Units [REDACTED]. The Company will deliver [REDACTED] shall have the right, at reasonable times during normal business hours and upon reasonable notice, to audit or cause its independent accountants to audit all relevant sales books and records of the Company relating thereto to ensure compliance with the foregoing provision, provided that it may not conduct such audit more than once in any twelve-month period.

         3.5. Standard Terms and Conditions. The Company agrees that,[REDACTED] and the Company agrees to be bound by, [REDACTED].

         3.6 Publicity. The Company shall not use the [REDACTED] or logo in any advertising or marketing materials. The Company agrees that all press releases and public announcements [REDACTED] is attached as Schedule 3.6.


                                   ARTICLE IV

                              ISSUANCE OF [REDACTED]

         4.1. [REDACTED]

         4.2. [REDACTED]

                  [REDACTED]


                  [REDACTED]

                          [REDACTED]


         [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]

                  (c)      [REDACTED]


         [REDACTED]

         [REDACTED]

         [REDACTED]

                  [REDACTED]

                  [REDACTED]

                  [REDACTED]


                  [REDACTED]

                  [REDACTED]

                  [REDACTED]

                  [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]

         [REDACTED]

        [REDACTED]

                  [REDACTED]

                  [REDACTED]

                  [REDACTED]

         [REDACTED]

                  [REDACTED]

                           [REDACTED]

                                    [REDACTED]

                                    [REDACTED]

                                    [REDACTED]

[REDACTED]

                  [REDACTED]
                                    [REDACTED]

                           [REDACTED]

                                    [REDACTED]

                                    [REDACTED]

                                    [REDACTED]

                  [REDACTED]

[REDACTED]
                  [REDACTED]

                  [REDACTED]

                  ([REDACTED]

         4.11. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement [REDACTED], including without limitation the adjustments required under Section 4.10 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights and benefits of the Holder pursuant to this Agreement [REDACTED]. Without limiting the generality of the foregoing and notwithstanding any other provision of the [REDACTED] contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on [REDACTED] and (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise [REDACTED].

         [REDACTED]

                  [REDACTED]

                  [REDACTED]

         4.13. Rights of Transferees. The rights granted to the Holders hereunder and under [REDACTED] shall pass to and inure to the benefit of all Permitted Transferees of all or any [REDACTED] (provided that each Holder and any transferee shall hold such rights in proportion to their respective ownership [REDACTED] until extinguished pursuant to the terms hereof.

         4.14. Change of Control. Upon the occurrence of a Change of Control, all [REDACTED] which expired prior to such Change of Control, shall become [REDACTED] prior to the effective date of the Change of Control, without regard to Revenue Levels.

                                    ARTICLE V

                                   [REDACTED]

         [REDACTED]

         Notwithstanding the foregoing, if the managing underwriter or underwriters, if any, of such offering determines that inclusion of all of the Registrable Securities requested to be included exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the amount of securities to be offered for the accounts of Holders will be reduced pro rata (according to the Registrable Securities proposed to be registered) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided, however, that if securities are being offered for the account of other Persons as well as the Company, then with respect to the Registrable Securities intended to be offered by Holders, Registrable Securities shall be allocated among such other Persons and Holders pro rata based on the number of shares for which registration was requested.

         5.2. Rule 144 and Rule 144A Exemptions. Notwithstanding the foregoing, the Company will not be obligated to register any Registrable Securities as to which counsel acceptable to the Holders (which may be counsel to the Company) renders an opinion in form and substance satisfactory to the Holders to the effect that such Registrable Securities are freely salable without limitation as to volume, manner of sale, or otherwise under Rule 144 or 144A under the Securities Act.

         5.3. Registration Procedures. In connection with any registration of Registrable Securities under the Article V, the Company shall, as soon as reasonably practicable, undertake such actions on behalf of the Holders pursuant to such registration as the Company is affording any other security holders in connection with such registration so long as such actions with respect to the Holders and the Registrable Securities are lawfully permissible and available to the Company.


         It will be a condition precedent to the obligation of the Company to take any action pursuant to this Article V in respect of the Registrable Securities that are to be registered at the request of any Holder of Registrable Securities that such Holder furnish to the Company such information regarding the Registrable Securities held by such Holder and the intended method of disposition thereof as is reasonably requested in connection with the action taken by the Company. The managing underwriter or underwriters for any offering pursuant to Section 5.1 will be selected by the Company.

         5.4.  Allocation of Expenses.

         Except as provided in the following sentence, the Company will bear all expenses arising or incurred in connection with any of the transactions contemplated by this Article V, including, without limitation, [REDACTED].

         5.5. Listing on Securities Exchange. If the Company lists any shares of Capital Stock on any securities exchange or on the National Association of Securities Dealers, Inc. Automated Quotation System or similar system, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of all Registrable Securities.

         5.6. Holdback Agreement. [REDACTED]

         5.7. Rule 144 and Rule 144A Availability. So long as any Holder holds any Registrable Securities, the Company will take such action as such Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration pursuant to and in accordance with (a) Rule 144 or Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation adopted by the Commission. Upon the request of any such Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.


                                   ARTICLE VI

                          CONDITIONS TO THE OBLIGATION
                                  OF [REDACTED]

         The execution of this Agreement [REDACTED] shall take place at the closing (the "Closing") to be held on June 14, 2001, or at such other time [REDACTED] may agree (the "Closing Date"). The obligation of [REDACTED] enter into this Agreement and to perform any obligations hereunder shall be subject to the satisfaction as determined [REDACTED] the following conditions on or before the Closing Date:

         6.1. Representations and Warranties. The representations and warranties contained in Article VIII hereof shall be true and correct on and as of the Closing Date as if made on and as of such date.

         6.2. Compliance with this Agreement. The Company shall have performed and complied in all material respects with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Closing Date.

         6.3. Secretary's Certificates. [REDACTED] a certificate from the Company dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company certifying (a) that the attached copies of the organizational documents of the Company and resolutions of the Board of Directors of the Company approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended and in full force and effect, (b) as to the incumbency and specimen signature of each officer of the Company executing this Agreement and any other document delivered in connection herewith on behalf of the Company and (c) as to the good standing of the Company in the jurisdiction of its incorporation and in each other state in which the Company is transacting business, except where the failure to be in good standing could not reasonably be expected to have a Material Adverse Effect.

         6.4. Issuance Permitted by Requirements of Laws. The issuance of the [REDACTED] hereunder and the consummation of the transactions contemplated hereby (a) shall not be prohibited by any Requirement of Law and (b) shall not subject [REDACTED] penalty or, in its reasonable judgment, other onerous condition under or pursuant to any Requirement of Law.

         6.5. Consents and Approvals. All consents, exemptions, authorizations or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to Contractual Obligations of the Company required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement shall have been obtained and be in full force and effect, except to the extent that failure to obtain such consents would not have a Material Adverse Effect, and [REDACTED] have been furnished with appropriate evidence thereof, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

         6.6. No Material Adverse Change. Since March 31, 2001, no event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect.

         6.7.  Opinion of Counsel. [REDACTED]

         6.8.  Due  Diligence  and  other  Documents.  [REDACTED]


                                   ARTICLE VII

                          CONDITIONS TO THE OBLIGATION
                             OF THE COMPANY TO CLOSE

         The obligations of the Company [REDACTED], and the obligations of the Company to perform its other obligations hereunder shall be subject to the satisfaction as determined by the Company of the following conditions on or before the Closing Date:

         7.1. Representations and Warranties. The representations and warranties of [REDACTED] contained in Article IX hereof shall be true and correct on and as of the Closing Date as if made on and as of such date.

         7.2.  Compliance  with this  Agreement. [REDACTED]

         7.3. Issuance Permitted by Requirements of Laws. [REDACTED] and the consummation of the transactions contemplated hereby (a) shall not be prohibited by any Requirement of Law and (b) shall not subject the Company to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any Requirement of Law.

         7.4. Consents and Approvals. All consents, exemptions, authorizations or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and Contractual [REDACTED].


                                  ARTICLE VIII

                               REPRESENTATIONS AND
                            WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants [REDACTED] before and after giving effect to the transactions contemplated by this Agreement, as follows:

         8.1. Corporate Existence and Power. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of California, (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged and (c) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         8.2. Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby, including without limitation [REDACTED], (a) have been duly authorized by all necessary corporate, and if required, stockholder action, (b) do not contravene the terms of the organizational documents of the Company and
(c) will not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of the Company, or any Requirement of Law applicable to the Company.

         8.3. Governmental Authorization; Third Party Consents. Except to the extent previously and duly obtained or made and in full force and effect, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law or Contractual Obligation, and no lapse of a waiting period under any Requirement of Law or Contractual Obligation, is necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement or the transactions contemplated hereby.

         8.4. Binding Effect. This Agreement, upon the due execution and delivery hereof by the Company, [REDACTED] duly issued and delivered by the Company, will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

         8.5. Litigation. There are no legal actions, suits, proceedings, claims or disputes pending, or to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against or affecting the Company (a) which affects the legality, validity or enforceability of this Agreement or which seeks to obtain damages or obtain relief as a result of, the transactions contemplated by this Agreement or (b) which could reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement.

         8.6. No Default or Breach. The Company is not in default under or with respect to any Contractual Obligation in any respect, which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

         8.7. ERISA. The execution and delivery of this Agreement, [REDACTED] consummation of the transactions contemplated hereby and thereby will not result in any prohibited transaction within the meaning of Section 406 of ERISA or
Section 4975 of the Code or any other violations of ERISA or any other Requirement of Law related thereto.

         8.8. Disclosure. [REDACTED] by the Company on the Closing Date do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading. [REDACTED] in writing which has had or could reasonably be expected to have a Material Adverse Effect.

         8.9. Investment Company/Government Regulations. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, or any federal or state statute or regulation limiting its ability to incur Indebtedness. Neither the Company nor any of its Subsidiaries is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulation U of the Board of Governors of the Federal Reserve System). No part [REDACTED] or for any purpose which violates, or which would be inconsistent with, the provisions of Regulations T, U or X of such Board of Governors.

         8.10.  Capitalization.  [REDACTED].

         8.11. Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection [REDACTED]. Assuming the truth of the representations made in Article IX, [REDACTED].

         8.12. Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby, based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

         8.13. Contractual Obligations,- etc. To the best knowledge of the Company after due inquiry, each material Contractual Obligation is, and after giving effect to the consummation of the transactions contemplated hereby will be, in full force and effect in accordance with the terms thereof and there are no material defaults by the Company or by any other party under any such Contractual Obligation.

         8.14.    Rights in Properties; Liens; Intellectual Property.

                  (a) The Company has good and indefeasible title to all properties and assets reflected on its balance sheets, and none of such properties or assets is subject to any Liens, except as set forth on Schedule 8.14(a) attached hereto. The Company enjoys peaceful and undisturbed possession under all leases necessary for the operation of its other properties, assets, and businesses and all such leases are valid and subsisting and are in full force and effect. There exists no default under any provision of any lease which would permit the lessor thereunder to terminate any such lease or to exercise any rights under such lease which, individually or together with all other such defaults, could have a Material Adverse Effect.

                  (b) The Company has, to the best of its knowledge after due inquiry, the right to use all of the Intellectual Property necessary to its business as presently conducted, and, to the knowledge of the Company, the Company's use of the Intellectual Property does not infringe on the rights of any other Person. To the best of the Company's knowledge, no other Person is infringing the rights of the Company in any of the Intellectual Property. Except as set forth on Schedule 8.14(b) attached hereto, the Company does not owe any royalties, honoraria or fees to any Person by reason of its use of the Intellectual Property.

         8.15 Taxes. The Company has filed all tax returns (federal, state, and local) required to be filed, including, without limitation, all income, franchise, employment, property, and sales taxes, and has paid all of its tax liabilities, other than immaterial amounts and taxes that are being contested by the Company in good faith by appropriate actions or proceedings diligently pursued, and for which adequate reserves in conformity with GAAP with respect thereto have been established to the reasonable satisfaction of Purchaser. The Company knows of no pending investigation of the Company by any taxing authority or pending but unassessed tax liability of the Company that could reasonably be expected to have a Material Adverse Effect.

         8.16 No Labor Disputes. The Company is not involved in any labor dispute. There are no strikes or walkouts or union organization of any of the Company's employees threatened or in existence and no labor contract is scheduled to expire during the term of this Agreement.

         8.17 Insurance. The amount and types of insurance carried by the Company, and the terms and conditions thereof, are substantially similar to the coverage maintained by companies in the same or similar business as the Company and similarly situated.

         8.18 Conduct of Business. On the Closing Date, the Company is engaged only in the business of the developing and manufacturing vehicle components for automotive original equipment manufacturers.

         8.19  Officers,   Directors,  Etc.  None  of  the  Company's  officers,
directors, or executive employees has been convicted of a felony or been the subject of a criminal, regulatory or governmental investigation or proceeding.

                                   ARTICLE IX

                               REPRESENTATIONS AND
                               WARRANTIES [REDACTED]

         [REDACTED] represents and warrants as follows:

         9.1. Corporate Authorization; No Contravention. [REDACTED]

         9.2. Binding Effect. [REDACTED] accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles relating to enforceability.

         9.3.  [REDACTED]

         9.4. Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding [REDACTED].

         9.5. Governmental Authorization; Third Party Consent. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law or Contractual Obligation, and no lapse of a waiting period under any Requirement of Law or Contractual Obligation, is necessary or required in connection with the execution, delivery or performance [REDACTED] Agreement or the transactions contemplated hereby.

                                    ARTICLE X

                       ADDITIONAL COVENANTS OF THE COMPANY

         [REDACTED] under this Agreement, the Company hereby covenants and agrees as follows:

         10.1. Preservation of Corporate Existence and Related Matters. The Company shall preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business; and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, and where failure to qualify would have a Material Adverse Effect. Nothing contained in this Section 10.1 shall be deemed a limitation or prohibition on the Company's ability to merge, consolidate, reorganize, recapitalize, liquidate, dissolve or take any similar action, subject to any other applicable terms and conditions of this Agreement.

         10.2 Environmental Management. The Company shall maintain its business premises (whether leased or owned in fee) free of any hazardous materials other than in compliance with applicable environmental laws; and adopt and maintain hazardous materials management practices including generation, storage, disposal and remediation as may be required by environmental laws for all other hazardous materials located on its business premises.

         10.3  Compliance With Laws and  Obligations.  The Company shall observe and remain in compliance with all Requirements of Law and Contractual Obligations, in each case applicable or necessary to the conduct of its business.

         10.4 Visits and Inspections. During the term of this Agreement and subject to [REDACTED] a reasonable confidentiality agreement, upon reasonable advance notice, the Company shall permit representatives [REDACTED] but only during normal business hours, to visit and inspect its properties; and inspect, audit and make extracts from its books, records and files relating to sales of Units to [REDACTED].

         10.5 Financial Reports. The Company will [REDACTED] quarterly and annual financial statements for the Company, including a balance sheet, income statement and statement of cash flows, in accordance with GAAP (except for the absence of footnotes and, with respect to quarterly statements, the absence of normal year-end adjustments), and certified as true, complete and correct by the chief financial officer of the Company within 45 days after the end of each quarter and within 90 days after the end of each fiscal year. Breach of any of the covenants set forth in this Article X will give rise [REDACTED] rights under
Section 11.3 [REDACTED] exclusive remedy for such breach.

                                   ARTICLE XI

                                TERM; TERMINATION

         11.1. Term. Unless sooner terminated as provided herein, this Agreement shall continue in force and shall automatically expire [REDACTED] without any action by the parties hereto, provided, [REDACTED], shall survive and remain in full force and effect until [REDACTED] Expiration Date

         11.2.  [REDACTED]

         11.3.  [REDACTED]

         11.4 Company Right to Terminate. The Company shall have the right to terminate this Agreement [REDACTED].

         11.5.  [REDACTED]

                                   ARTICLE XII

                                 INDEMNIFICATION

         12.1. Indemnification. The Company shall indemnify and hold harmless each Holder and its Affiliates and its officers, directors, agents, employees, subsidiaries, partners and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law, from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel) or other liabilities (collectively, "Liabilities") resulting from or arising out of (a) any legal, administrative or other actions (including actions brought by any Holder or the Company or any equity holders of the Company or derivative actions brought by any Person claiming through or in the Company's name), proceedings or investigations (whether formal or informal), based upon, relating to or arising out of this Agreement or the transactions contemplated hereby and thereby, or any Indemnified Party's role therein or in the transactions contemplated thereby, or (b) any infringement claim or other challenge to the validity of the Intellectual Property used or utilized in the Units, or (c) any claims arising from or related in any way to the Units, including breach of warranty or product liability claims, or (d) any registration of the Registrable Securities including Liabilities arising from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing [REDACTED].

         12.2. Notification. Each Indemnified Party under this Article XII will, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company under this Article XII, notify the Company in writing of the commencement thereof. The omission of any Indemnified Party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article XII or (b) under this Article XII unless, and only to the extent that, such omission results in the forfeiture by the Company of substantive rights or defenses or the Company is otherwise irrevocably prejudiced in defending such proceeding. In case any such action, claim or other proceeding shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to assume the defense thereof at its own expense, with counsel reasonably satisfactory to such Indemnified Party; provided, that such Indemnified Party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action, claim or proceeding in which both the Company, on the one hand, and an Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the expense of the Company and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. The Company agrees that it will not, without the prior written consent of the Holders, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Holder and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The Company shall not be liable for any settlement of any claim, action or proceeding effected against an Indemnified Party without the prior written consent of the Company. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         13.1.   Survival  of  Representations   and  Warranties.   All  of  the
representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf [REDACTED], or termination of this Agreement.

         13.2. Notices. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, five Business Days after deposit in the U.S. mail, postage prepaid, or one Business Day after deposit with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

                  if to the Company:

                           Enova Systems, Inc.
                           19850 South Magellan Drive
                           Torrance, CA  90502
                           Attn:  President
                           Telecopy:  310-527-7888

                 [REDACTED]

                           [REDACTED]

                 [REDACTED]

                           [REDACTED]

         13.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that neither party shall have the right to assign its rights, or delegate its obligations, hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

         13.4. Amendments, Requests or Consents. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by a party from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and [REDACTED].

         13.5. Remedies Cumulative. No failure or delay on the part of the Company [REDACTED] any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Except as specifically provided herein, the remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company [REDACTED] or otherwise. [REDACTED].

         13.6. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         13.7. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         13.8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE [REDACTED] WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

         13.9. Jurisdiction. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the [REDACTED] and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 13.2 such service to become effective 10 days after such mailing.

         13.10. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, [REDACTED] IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         13.11. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

         13.12 Rules of Construction. Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         13.13 Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the documents specifically referenced herein, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         13.14 Confidentiality and Publicity. No party shall make or consent to any press release or other public disclosure relating to this Agreement or any of the transactions contemplated hereunder without the prior consent of the other party except to the extent, in the judgment of the disclosing party (concurred in by such party's securities counsel), a particular disclosure is required by applicable securities law or stock market listing requirements. In all events, reasonably timely notice of the disclosure shall be given to the other party; "timely notice" shall mean prior notice in the case of a written disclosure. [REDACTED] Company shall consult with one another as to the content of any disclosure to their respective shareholders, or to any Governmental Authority, relating to this Agreement or any of the transactions contemplated hereunder. Notwithstanding any other provision of this Agreement, in furtherance of any decision by [REDACTED] following reasonable prior notice to the Company, but without the Company's consent, [REDACTED].

         13.15. Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

         13.16 Dispute Resolution. If a dispute arises between the parties relating to this Agreement [REDACTED] including any claims of breach of any representation or warranty, covenant or agreement contained herein [REDACTED] the following procedure shall be implemented before either party pursues other available remedies, except that either party may seek injunctive relief from a court where appropriate in order to maintain the status quo while this procedure is being followed:

                  (a) Any party having a dispute or claim shall give the other party written notice stating the nature of the dispute in reasonable detail. Within (5) five Business Days after delivery of the notice, the receiving party shall submit to the other a written response also in reasonable detail. Within
(5) five Business Days after delivery of the written response, decision makers from both parties shall meet (in person or by telephone) at a mutually acceptable time and place (including telephonic conference), and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other shall be honored.

                  (b) If the matter has not been resolved by the persons referred to above within ten (10) days of the first meeting of such persons, the dispute shall be referred to more senior executives of each party who have authority to settle the dispute and who shall likewise meet (in person or by telephone) to attempt to resolve the dispute. Within five (5) Business Days after the referral of the dispute to more senior executives of each party, the senior executives of both parties shall meet at a mutually acceptable time and place (including telephonic conference), and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.

                  (c) If the matter has not been resolved within ten (10) days from the referral of the dispute to such senior executives, then either party may pursue litigation, provided however, that if either party initiates litigation based on or relating to this Agreement or the transactions contemplated hereby, the other party shall have the right to initiate binding arbitration in accordance with, the CPR Rules for Non-Administered Arbitration of Business Disputes ("CPR"). Each party will bear equally the costs of the mediation and arbitration.

                           (i) The  parties  will  jointly  appoint  a  mutually
acceptable arbitrator, seeking assistance in such regard from CPR, if they have been unable to agree upon such appointment within twenty (20) days.

         (ii) Unless otherwise agreed by the parties in writing, [REDACTED] and this clause is subject to the Federal Arbitration Act, 9 U.S.C.A.ss.1 et seq. Judgment upon the award rendered by the arbitrator, if any, may be entered by any U.S. court having jurisdiction thereof.

         Equitable remedies shall be available in any arbitration. Punitive and exemplary damages shall not be awarded.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                      ENOVA SYSTEMS, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                      [REDACTED]


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                       36

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                                  Schedule 2.2
                             Resources For Suppliers

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                                  Schedule 3.6

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



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